UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2025
CHIPOTLE MEXICAN GRILL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32731 (Commission File Number)	84-1219301 (I.R.S. Employer Identification No.)
610 Newport Center Drive, Suite 1100
Newport Beach, CA 92660
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (949) 524-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, par value $0.01 per share	CMG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 4, 2025, Matthew Bush, 42, was appointed principal accounting officer of Chipotle Mexican Grill, Inc. (“Chipotle”), effective immediately.
Mr. Bush was appointed Vice President, Controller of Chipotle on August 25, 2025 and previously served as Chipotle’s Senior Director, Assistant Controller from February 2024 to August 25, 2025; Director, Assistant Controller from January 2021 to February 2024; and in other financial reporting, accounting and internal audit roles since February 2015. During his 10 years with Chipotle, he has been instrumental in managing and developing top performing teams across Chipotle’s financial reporting, internal audit, treasury and international accounting departments.
There are no arrangements or understandings between Mr. Bush and any other person pursuant to which he was selected as Vice President, Controller and principal accounting officer. There are no family relationships between Mr. Bush and any director or executive officer of Chipotle, and there are no transactions in which Mr. Bush has or will have a direct or indirect material interest that would be required to be reported under Item 404(a) of Regulation S‑K.
In connection with his promotion, Mr. Bush will receive an annual base salary of $340,000. He also will be eligible for an annual cash incentive with a target bonus equal to 35% of base salary and will be granted an incremental restricted stock unit with a grant date value of $400,000. The restricted stock unit will vest one-third on each of the first, second and third anniversaries of the grant date, subject to continued service and the other terms and conditions of Chipotle’s restricted stock unit award agreement. The restricted stock unit will be granted on October 31, 2025, which is consistent with Chipotle’s policy to make mid-year equity grants during an open trading window under Chipotle’s Insider Trading Policy and usually within one week after Chipotle publicly announces financial results for the applicable financial quarter.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chipotle Mexican Grill, Inc.

September 5, 2025	By:	/s/ Roger Theodoredis
General Counsel & Chief Legal Officer